SUPPLEMENT TO THE
FIDELITY(registered trademark) ADVISOR GLOBAL EQUITY FUND DECEMBER 29, 1999 PROSPECTUS

The following information replaces similar information found in the "Fund Distribution" section beginning on page 30.

Class T of the fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the plan, Class T of the fund is authorized to pay FDC a monthly 12b-1 fee as compensation for providing services intended to result in the sale of Class T shares and/or shareholder support services. Class T of the fund may pay FDC a 12b-1 fee at an annual rate of 0.75% of its average net assets, or such lesser amount as the Trustees may determine from time to time. Class T of the fund currently pays FDC a monthly 12b-1 fee at an annual rate of 0.50% of its average net assets throughout the month. Class T's 12b-1 fee rate may be increased only when the Trustees believe that it is in the best interests of Class T shareholders to do so.